Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan Management, LLC, a Delaware limited liability company (the “Company”), in connection with the registration by the Company of the resale of the Company’s shares representing limited liability company interests, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 12th day of October, 2005.

/s/ Edward O. Gaylord
Edward O. Gaylord

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan Management, LLC, a Delaware limited liability company (the “Company”), in connection with the registration by the Company of the resale of the Company’s shares representing limited liability company interests, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 12th day of October, 2005.

/s/ Gary L. Hultquist
Gary L. Hultquist

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan Management, LLC, a Delaware limited liability company (the “Company”), in connection with the registration by the Company of the resale of the Company’s shares representing limited liability company interests, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 12th day of October, 2005.

/s/ Perry M. Waughtal
Perry M. Waughtal

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan Management, LLC, a Delaware limited liability company (the “Company”), in connection with the registration by the Company of the resale of the Company’s shares representing limited liability company interests, hereby constitutes and appoints Joseph Listengart and Kimberly J. Allen, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.
     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 12th day of October, 2005.

/s/ C. Park Shaper
C. Park Shaper